Exhibit 10.1

FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT (this “Agreement”) is made as of February 28, 2005, by and among (a) TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation (“TESSCO”), CARTWRIGHT COMMUNICATIONS COMPANY a Delaware corporation, TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation, TESSCO INCORPORATED, a Delaware corporation, TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation, WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation, and TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company, (all of the aforementioned entities, including TESSCO, being hereinafter called collectively the “Borrowers”); (b) the Lenders who are or may become a party to this Agreement;  (c) WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, (d) SUNTRUST BANK, as Arrangement Agent.

RECITALS

Pursuant to a Credit Agreement dated as of September 25, 2003 by and among the Borrowers, the Lenders named therein, the Administrative Agent and the Arrangement Agent (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), the Lenders agreed to make available to the Borrowers a revolving credit facility (the “Revolving Credit Facility”) pursuant to which the Lenders would make loans and other credit accommodations (collectively, the “Loans”) to or for the benefit of the Borrowers in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding.  The Borrowers’ obligation to repay the Loans with interest is evidenced by the Borrowers’ Revolving Credit Note dated September 25, 2003 from the Borrowers made payable to the Lenders in the principal amount of up to $30,000,000 (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Note”).

As used herein, the term “Loan Documents” means collectively, the Credit Agreement, the Note, and all other documents now or hereafter executed and delivered by the Borrowers or any other party or parties to evidence, secure, or guarantee, or in connection with, the Revolving Credit Facility.

 The Borrowers have now requested that the Lenders, the Administrative Agent and the Arrangement Agent extend the maturity of the Revolving Credit Facility, and Lenders, the Administrative Agent and the Arrangement Agent have agreed to do so, subject to and upon the terms and conditions hereinafter set forth.

AGREEMENTS

Now, therefore, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.             Recitals; Defined Terms.  The parties hereto acknowledge that the above Recitals are true and correct and agree that the same are incorporated herein.  Unless the context clearly indicates otherwise, each term used in this Agreement which is defined in the Recitals shall have the meaning given to such term in the Recitals, and each capitalized term used herein which is not otherwise defined herein shall have the meaning given to such term in the Credit Agreement.

2.             Amendments to Credit Agreement.  Effective as of the date hereof, the date “September 1, 2006” appearing in Section 2.6 of the Credit Agreement is hereby deleted and the date “September 1, 2007” is hereby inserted in lieu thereof.

3.                                       Amendments to Note.  Effective as of the date hereof, the date “September 1, 2006” appearing in the last sentence of Section 3 of the Note is hereby deleted and the date “September 1, 2007” is hereby inserted in lieu thereof.

4.             Representations and Warranties.  In order to induce the Lenders and the Agent to enter into this Agreement, the Borrowers represent and warrant to the Lenders and the Agents that as of the date hereof (a) no event of default exists under the provisions of the Loan Documents, (b) all of the representations and warranties of the Borrowers in the Loan Documents are true and correct on the date hereof as if the same were made on the date hereof, (c) no material adverse change has occurred in the business, financial condition, prospects or operations of the Borrowers since the date of the most recent financial statement of the Borrowers furnished to the Lenders and the Agents in accordance with the provisions of the Loan Documents, and (d) this Agreement constitutes the legal, valid and binding obligation of the Borrowers, jointly and severally enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.  If any of the foregoing representations and warranties shall prove to be false, incorrect or misleading in any material respect, the Lenders and the Agents may, in their absolute and sole discretion, declare that a default has occurred and exists under the provisions of the Loan Documents, and the Lenders and the Agents shall be entitled to all of the rights and remedies set forth in the Loan Documents as the result of the occurrence of such default.

5.             Ratification and No Novation.  The Borrowers hereby ratify and confirm all of their obligations, liabilities and indebtedness under the provisions of the Credit Agreement, the Note, and the other Loan Documents, as the same may be amended and modified by this Agreement.  The Lenders, the Agents, and the Borrowers agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish any of the obligations, indebtedness and liabilities of the Borrowers or any other party under the provisions of the Loan Documents.  The Borrowers agree that all of the provisions of the Credit Agreement and the other Loan Documents shall remain and continue in full force and effect as the same may be modified and amended by this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall control.

6.             Fees, Costs and Expenses.  In accordance with Section 4.2(e) of the Credit Agreement, the Borrowers shall pay to the Lenders on the date hereof, an extension fee in the amount of $37,500. In addition, upon demand, the Borrowers shall pay to the Agents and the

Lenders on demand all costs and expenses both now and hereafter paid or incurred with respect to the preparation, negotiation, execution, administration and enforcement of this Agreement and all documents related thereto, including, without limitation, reasonable attorney’s fees and expenses, recording costs and costs of record searches.

7.             Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

8.             Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Agents, and the Borrowers, and their respective successors and assigns.

                                [Remainder of Page Intentionally Left Blank]

                IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed and sealed, the day and year first above written.

WITNESS:	BORROWERS:

TESSCO TECHNOLOGIES INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

CARTWRIGHT COMMUNICATIONS COMPANY

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO SERVICE SOLUTIONS, INC.

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO COMMUNICATIONS INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

WIRELESS SOLUTIONS INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO BUSINESS SERVICES, LLC

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/	By:	/s/ Sean Sands
Sean Sands
Senior Vice President

SUNTRUST BANK

/s/	By:	/s/ Gregory Farno
Gregory Farno
Senior Vice President

ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/	By:	/s/ Sean Sands
Sean Sands
Senior Vice President

ARRANGEMENT AGENT:

SUNTRUST BANK

/s/	By:	/s/ Gregory Farno
Gregory Farno
Senior Vice President